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                        Supplement dated January 10, 2002
         To the Statement of Additional Information dated March 1, 2001 as supplemented through May 7, 2001
                         of Managed Municipal Fund, Inc.



The Statement of Additional Information dated March 1, 2001, as supplemented through May 7, 2001 of Managed Municipal Fund, Inc. is hereby amended and supplemented by the following:


         Insert the following paragraph as the tenth paragraph in the section entitled "Investment Objective and Policies" in the Fund's Statement of Additional Information:

         The Fund may invest up to 10% of its respective total assets in non-affiliated money market funds that are compatible with its investment objectives and policies. The Fund may only invest in non-affiliated money market mutual funds that maintain a "AAA" investment grade rating by a nationally recognized statistical rating agency.





               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.